1 Pilgrim’s Pride Corporation Financial Results for Second Quarter Ended June 29, 2014

2  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  “EBITDA” is defined as net income (loss) plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Cautionary Notes and Forward-Looking Statements

3 Egg Sets Affected by Old Breeder Flock Source: USDA-WASDE 204,579 186,077 200,272 206,667 203,163 170,000 175,000 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/ 4 1/ 18 2/ 1 2/ 15 3/ 1 3/ 15 3/ 29 4/ 12 4/ 26 5/ 10 5/ 24 6/ 7 6/ 21 7/ 5 7/ 19 8/ 2 8/ 16 8/ 30 9/ 13 9/ 27 10 /1 1 10 /2 5 11 /8 11 /2 2 12 /6 12 /2 0 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '09-'13 Range '12 '13 '14 '14 Est '09-'13 Avg

4 Source: USDA-WASDE Hatching Layers up 1.5% from 2013; Egg Production Down Hatching layers in June are up 1.5% from 2013 while egg production was down 1.9%. June placements were up 1% and YTD placements are up 2.5%

5 Chicken Inventories 18% below 2013 Source: USDA-WASDE Overall inventories are well below 2013 levels with significant declines in wings and leg quarters. Less than one week’s worth of industry production in cold storage is typically indicative of stronger chicken market conditions.

6 Exports Continue Consistent Growth Trend Source: USDA-WASDE 2014 exports are expected to continue their climb into 2015, with record levels anticipated in both 2014 and 2015.

7 USDA Chicken Prices Source: USDA-WASDE 203.55 125.41124.40 202.02 195.75 110.00 120.00 130.00 140.00 150.00 160.00 170.00 180.00 190.00 200.00 210.00 1/ 5 1/ 19 2/ 2 2/ 16 3/ 2 3/ 16 3/ 30 4/ 13 4/ 27 5/ 11 5/ 25 6/ 8 6/ 22 7/ 6 7/ 20 8/ 3 8/ 17 8/ 31 9/ 14 9/ 28 10 /1 2 10 /2 6 11 /9 11 /2 3 12 /7 12 /2 1 US D pe r C W T United States, East Chicken Breast Negotiated Weekly Boneless, skinless '09-'13 Range '12 '13 '14 '09-'13 Avg 113.53 88.94 91.58 121.09 103.89 70.00 80.00 90.00 100.00 110.00 120.00 130.00 1/ 5 1/ 19 2/ 2 2/ 16 3/ 2 3/ 16 3/ 30 4/ 13 4/ 27 5/ 11 5/ 25 6/ 8 6/ 22 7/ 6 7/ 20 8/ 3 8/ 17 8/ 31 9/ 14 9/ 28 10 /1 2 10 /2 6 11 /9 11 /2 3 12 /7 12 /2 1 US D pe r C W T '09-'13 Range '12 '13 '14 '09-'13 Avg 54.00 41.3441.50 51.77 34.00 39.00 44.00 49.00 54.00 59.00 1/ 5 1/ 19 2/ 2 2/ 16 3/ 2 3/ 16 3/ 30 4/ 13 4/ 27 5/ 11 5/ 25 6/ 8 6/ 22 7/ 6 7/ 20 8/ 3 8/ 17 8/ 31 9/ 14 9/ 28 10 /1 2 10 /2 6 11 /9 11 /2 3 12 /7 12 /2 1 US D pe r C W T United States, East Chicken Leg Quarter Combo Negotiated Weekly Primal '09-'13 Range '12 '13 '14 '09-'13 Avg 211.78 116.29 122.88 146.44 80.00 100.00 120.00 140.00 160.00 180.00 200.00 220.00 1/ 5 1/ 19 2/ 2 2/ 16 3/ 2 3/ 16 3/ 30 4/ 13 4/ 27 5/ 11 5/ 25 6/ 8 6/ 22 7/ 6 7/ 20 8/ 3 8/ 17 8/ 31 9/ 14 9/ 28 10 /12 10 /26 11 /9 11 /23 12 /7 12 /21 US D p er CW T United States, East Chicken Wing Negotiated Weekly Whole '09-'13 Range '12 '13 '14 '09-'13 Avg USDA Whole Broilers

Implied Chicken Cutout Chicken cutout showing surprising strength during what is normally a seasonally weak period in June. Tenders and breast meat both defying normal seasonal patterns. 8 Source: USDA

Competing Proteins Continue to Support Chicken 100.00 200.00 300.00 400.00 500.00 600.00 700.00 1/ 1/20 13 2/ 1/20 13 3/ 1/20 13 4/ 1/20 13 5/ 1/20 13 6/ 1/20 13 7/ 1/20 13 8/ 1/20 13 9/ 1/20 13 10 /1/2 01 3 11 /1/2 01 3 12 /1/2 01 3 1/ 1/20 14 2/ 1/20 14 3/ 1/20 14 4/ 1/20 14 5/ 1/20 14 6/ 1/20 14 C e n ts /L b . USDA Retail Prices Choice Beef Pork Broilers - Composite Source: USDA-NASS 9

Corn Conditions Remain Historically High Source: USDA 10

4.980 3.420 7.620 4.050 5.900 8.280 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 1/5 1/1 9 2/2 2/1 6 3/2 3/1 6 3/3 0 4/1 3 4/2 7 5/1 1 5/2 5 6/8 6/2 2 7/6 7/2 0 8/3 8/1 7 8/3 1 9/1 4 9/2 8 10 /12 10 /26 11 /9 11 /23 12 /7 12 /21 US D / BU 2014 2013 2012 '09-'13 Avg CME '14/15 USDA Omaha Corn Corn Prices Continue to Decline Source: USDA 11

Second Quarter 2014 Financial Results 12 Source: PPC • Strong Quarter in US and in Mexico:  Net Revenue in line with Q2 2013  Live Cost below Q2 2013, with lower feed ingredient prices driving the variance  SG&A higher than Q2 2013, inclusive of higher performance based bonus accrual  EBITDA 28% higher compared to Q2 2013  Profit before taxes of $290MM (13% margin)  Net Income of $0.73 per share  Income taxes of $99MM (34.2%) Main Indicators ($M) 2Q 14 2Q 13 Net Revenue 2,186.8 2,184.1 Gross Profit 349.5 282.5 SG&A 48.6 44.1 Net Interest 13.6 22.3 Net Income 190.4 190.7 Net Income per Share 0.73 0.74 EBITDA* 338.6 264.5 EBITDA Margin 15.5% 12.1% *EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings for definition of EBITDA and reconciliation to GAAP.

13 Second Quarter 2014 Liquidity We intend to use cash on hand to finance the recently announced acquisition of a Mexican business. We continually evaluate the best options in regards to our 7.875% unsecured bonds. Sources of Liquidity Facility Amount Amount Outstanding Amount Available 2014 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Cash and cash equivalents 330.3 508.2 515.0 527.4 Short-term investments in available-for-sale securities - 96.9 37.0 - Borrowing arrangements: U.S. Credit Facility 700.0 700.0 700.0 700.0 - - - - 670.4 665.8 664.8 679.9 Mexico Credit Facility (in USD) 42.4 42.7 42.6 43.0 - - - - 42.4 42.7 42.6 43.0 Total Availability: 1,043.1 1,313.6 1,259.4 1,250.3 Source: PPC

14 Second Quarter 2014 Capital Spending Capex (US$MM) Capex run rate higher than anticipated due to concentration of significant projects during the quarter. Commitment to funding projects with a rapid payback may result in exceeding initial estimates of $150M for fiscal year 2014. Source: PPC

Evolution of Cost Improvements Over 2010 Baseline 15 Source: PPC _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2011 2012 2013 2014 Baseline Year 2010 Target for 2014: $220 MM $132 MM YTD result of $117 MM in improvements; annualized $234 MM. $210 MM Cumulative Improvement from 2010 - 2013: $642 MM $300 MM

Investor Relations Contact 16 Investor Relations: Rosemary Raysor E-mail: rosemary.raysor@pilgrims.com Phone: +1 (970) 506-8192 Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com

Appendix: EBITDA Reconciliation 17 “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC (UNAUDITED) June 29, 2014 June 30, 2013 June 29, 2014 June 30, 2013 Net income from continuing operations 190,445 190,791 288,632 245,019 Add: Interest expense, net 13,570 22,258 32,232 46,863 Income tax expense (benefit) 99,227 15,884 151,239 18,638 Depreciation and amortization 38,261 38,149 76,521 75,939 Asset impairments — — — — Minus: Amortization of capitalized financing costs 2,906 2,518 6,492 5,034 BITDA 338,597 264,564 542,132 381,425 : Restructuring charges 438 480 2,151 964 Minus: Net income (loss) attributable to noncontrolling interest 85 86 155 (268) Adjusted EBITDA 338,950 264,958 544,128 382,657 Twenty-Six Weeks Ended (In thousands) Thirteen Weeks Ended

Appendix: Reconciliation of LTM EBITDA 18 Source: PPC The summary unaudited consolidated income statement data for the twelve months ended June 29, 2014 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the twenty-six weeks ended June 30, 2013 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2013 and (2) the applicable unaudited consolidated income statement data for the twenty-six weeks ended June 29, 2014. (UNAUDITED) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended September 29, 2013 December 29, 2013 March 30, 2014 June 29, 2014 June 29, 2014 Net income from continuing operations 161,024.00$ 143,670.00$ 98,187.00$ 190,445.00$ 593,326.00$ Add: Interest expense, net 19,842 18,176 18,662 13,570 70,250 Income tax expense (benefit) 5,578 11 52,012 99,227 156,828 Depreciation and amortization 37,914 36,670 38,260 38,261 151,105 Asset impairments 361 — — — 361 Minus: Amortization of capitalized financing costs 2,204 2,069 3,586 2,906 10,765 EBITDA 222,515 196,458 203,535 338,597 961,105 Ad : Restructuring charges 3,658 1,039 1,713 438 6,848 Minus: Net income (loss) attributable to noncontrolling interest 107 319 70 85 581 Adjusted EBITDA 226,066.00$ 197,178.00$ 205,178.00$ 338,950.00$ 967,372.00$ (In thousands)

Appendix: Reconciliation of EBITDA Margin 19 Source: PPC (UNAUDITED) June 29, 2014 June 30, 2013 June 29, 2014 June 30, 2013 June 29, 2014 June 30, 2013 June 29, 2014 June 30, 2013 Net income from continuing operations 190,445 190,791 8.7% 8.7% 288,632 245,019 6.9% 5.8% Add: Interest expense, net 13,570 22,258 0.6% 1.0% 32,232 46,863 0.8% 1.1% Income tax expense (benefit) 99,227 15,884 4.5% 0.7% 151,239 18,638 3.6% 0.4% Depreciation and amortization 38,261 38,149 1.7% 1.7% 76,521 75,939 1.8% 1.8% Asset impairments - - 0.0% 0.0% - - 0.0% 0.0% Minus: Amortization of capitalized financing costs 2,906 2,518 0.1% 0.1% 6,492 5,034 0.2% 0.1% EBITDA 338,597 264,564 15.5% 12.1% 542,132 381,425 12.9% 9.0% Add: Restructuring charges 438 480 0.0% 0.0% 2,151 964 0.1% 0.0% Minus: Net income (loss) attributable to noncontrolling interest 85 86 0.0% 0.0% 155 (268) 0.0% 0.0% Adjusted EBITDA 338,950 264,958 15.5% 12.1% 544,128 382,657 12.9% 9.1% Net Revenues: 2,186,816.00$ 2,184,119.00$ 4,204,881.00$ 4,221,048.00$ Twenty-Six Weeks EndedThirteen Weeks EndedThirteen Weeks Ended Twenty-Six Weeks Ended EBITDA margins have been calculated using by taking the unaudited EBITDA figures and income statement components, then dividing by Net Revenue for the applicable period.

Appendix: Net Debt Reconciliation 20 Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (UNAUDITED) December 30, December 29, 2012 2013 June 30, 2013 June 29, 2014 Long term debt, less current maturities $1,148,870 $501,999 $911,939 $502,039 Add: Current maturities of long term debt 15,886 410,234 393 257 Minus: Cash and cash equivalents 68,180 508,206 78,231 527,412 Minus: Available-for-sale Securities — 96,902 — — Net debt $1,096,576 $307,125 $834,101 ($25,116) (in thousands) Twenty-Six Weeks Ended